SunAmerica Style Select Series, Inc.
Supplement to the SunAmerica Focused Prospectus dated January 30, 2002.
  As supplemented April 16, 2002.
For the period of May 1 through June 30, 2002 SunAmerica Capital
Services, Inc. will pay full dealer concessions on all sales of Class A shares of the SunAmerica Style Select Series, Inc. Focused 2000 Growth, Focused Large-Cap Value, Focused Multi-Cap Growth, Focused 2000 Value, Focused Growth and Income, Focused International Equity, and Focused Technology Portfolios. For this purpose the following chart will replace the section entitled "Calculation of Sales Charges" on page 19 of the prospectus.
CALCULATION OF SALES CHARGES
Class A. Sales Charges are as follows:
Sales Charge			           Concession to Dealers
Your Investment % of Offering Price % of Net Amount Invested % of Offering
Price
Less than $50, 000....................       5.75%        6.10%        5.75%
$50,000 but less than $100,000.....4.75%        4.99%        4.75%
$100,000 but less than $250,000... 3.75%        3.90%        3.75%
$250,000 but less than $500,000... 3.00%        3.09%        3.00%
$500,000 but less than $1,000,000..2.10%      2.15%        2.10%
$1,000,000 or more....................         None       None         1.00%
	In addition to the foregoing, Class II shares of the above-referenced portfolios will be offered during this period without incurring a front-end sales charge. All other fees and sales charges, including Contingent Deferred Sales Charges, will continue to apply as provided in the prospectus.

Dated: May 1, 2002